SECOND AMENDMENT

SECOND AMENDMENT, dated as of December 29, 1998 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 and as amended by the First Amendment dated as of November 19, 1998 (the "Credit Agreement"), among Key Energy Group, Inc. (now known as Key Energy Services, Inc.), a Maryland corporation (the "Borrower"), the several Lenders from time to time parties thereto, PNC Bank, National Association ("PNC"), as Administrative Agent, Norwest Bank Texas, N.A., as Collateral Agent and PNC Capital Markets, Inc., as Arranger.

The parties hereto hereby agree as follows:

Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein as defined terms are so used as so defined.

Amendments to Subsection 1.1 (Definitions). Subsection 1.1 of the Credit Agreement is hereby amended as follows:

A.  by  deleting  the  definition  of   "Consolidated   Interest   Expense"  and
substituting in lieu thereof the following:

"'Consolidated Interest Expense': for any period, total interest expense (including that attributable to Capital Lease Obligations), both expensed and capitalized, of the borrower and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Protection Agreements to the extent such net costs are allocable to such period in accordance with GAAP, and excluding fees owed with respect to the Existing Credit Agreement, this Agreement, the Put Facility, the Senior Subordinated Notes, the Convertible Subordinated Debentures, the 1997 Convertible Subordinated Notes or the refinancing of the 1997 Convertible Subordinated Notes and the imputed interest attributable to Senior Subordinated Notes that are original issue discount notes) determined on a consolidated basis in accordance with GAAP, net of interest income of the Borrowers and its Subsidiaries for such period (determined on a consolidated basis in accordance with GAAP).";

B. by deleting clause (a) of the definition of "Consolidated Leverage Ratio" and substituting in lieu thereof the following new clause (a):

"(a) Consolidated Total Debt on such date, less the sum of (i) the amount of cash and Cash Equivalents in excess of $5,000,000 held by the Borrower and its Subsidiaries on such date and (ii) the aggregate principal amount of Convertible Subordinated Debentures and 1997 Convertible Subordinated Notes outstanding on such date to";

C. by deleting the definition of "Minimum Equity Event" and substituting in lieu thereof the following:

"'Minimum Equity Event': an aggregate increase of at least $75,000,000 in the Consolidated Net Worth of the Borrower and its Subsidiaries occasioned by (i) the receipt by the Borrower of Net Cash Proceeds from the issuance of Capital Stock of the Borrower after the Closing Date, (ii) one or more issuances by the Borrower of its Capital Stock in connection with the acquisition of one or more Persons or the assets of one or more Persons, (iii) the sale of Odessa or its assets, (iv) the exchange or other refinancing of the 1997 Convertible Subordinated Notes or (v) any combination thereof; provided, in the case of each of the foregoing clauses (i) through (v), that no Default or Event of Default shall have occurred and be continuing; and provided, further, that in the event a Minimum Equity Event would otherwise occur as the result of any of the events referred to in the foregoing clauses (ii) through (v), a Minimum Equity Event shall not be deemed to occur unless and until the ratio of (x) Consolidated Total Debt to (y) the sum of Consolidated Total Debt plus Consolidated Net Worth of the Borrower and its Subsidiaries is equal to or less than 75%.";

D. by deleting the definition of "Permitted Acquisitions" and substituting in lieu thereof the following:

"'Permitted Acquisitions': the acquisition by the Borrower and its Subsidiaries of (a) rigs and other well service equipment, (b) well service companies and (c) oil and gas properties and related equipment, provided that (i) after giving effect to such acquisitions and any borrowings hereunder in connection therewith, (x) the Consolidated Leverage Ratio shall not be more than 2.75 to
1.00 and (y) the sum of (1) the Borrower's cash and Cash Equivalents on hand and
(2) the aggregate Available Revolving Commitments shall be at least $20,000,000, or (ii) after giving effect to such acquisition the Consolidated Leverage Ratio is not increased and such acquisition is funded solely with the Borrower's Capital Stock.";

E. by deleting from the definitions of "Applicable Margin" and "Commitment Fee Rate" each reference to the "Consolidated Leverage Ratio" and substituting in lieu thereof a reference to the "Pricing Ratio"; and

F. by adding in the appropriate alphabetical order the following new definition:

"'Pricing Ratio': on the date of any determination thereof, the ratio of (a) Consolidated Total Debt on such date, less the amount of cash and Cash Equivalents in excess of $5,000,000 held by the Borrower and its Subsidiaries on such date to (b) Consolidated EBITDA of the Borrower and its Subsidiaries for the four full fiscal quarters ending on such date; provided that for purposes of calculating Consolidated EBITDA of the Borrower and its Subsidiaries for any period of four full fiscal quarters, the Consolidated EBITDA of any Person acquired by the Borrower or its Subsidiaries which upon such acquisition becomes a Consolidated Subsidiary or is merged into the Borrower or a Subsidiary (including, without limitation, Dawson and its Subsidiaries) during such period shall be included on a pro forma basis for such period of four full fiscal quarters (assuming the consummation of each such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period of four full fiscal quarters and assuming only such cost reductions as are related to such acquisition and are realizable on or before the date of calculation) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for such period (i) have been previously provided to the Administrative Agent and the Lenders and (ii) either
(A) have been reported on without a qualification arising out of the scope of the audit (other than a "going concern" or like qualification or exception) by independent certified public accountants of nationally recognized standing or
(B) have been found acceptable by the Administrative Agent."

Amendment to Subsection 7.1 (Financial Condition Covenants). Subsection 7.1 is hereby amended as follows:

G. by deleting Subsection 7.1(a) and substituting in lieu thereof the following:

7.1 Financial Condition Covenants.

(a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of any date set forth below to exceed the ratio set forth below opposite such date:

------------------------------------- ------------------------------
                                                     Consolidated
Date                                 Leverage Ratio
------------------------------------- ------------------------------
------------------------------------- ------------------------------
December 31, 1998                              5.90 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
March 31, 1999                                 5.90 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
June 30, 1999                                  5.90 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
September 30, 1999                             5.90 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
December 31, 1999                              5.75 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
March 31, 2000                                 5.00 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
June 30,2000                                   4.50 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
September 30, 2000                             4.00 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
December 31, 2000                              3.75 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
March 31, 2001                                 3.50 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
June 30, 2001                                  3.25 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
September 30, 2001                             3.00 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
December 31, 2001                              3.00 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
March 31, 2002                                 3.00 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
June 30, 2002                                  3.00 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
September 30, 2002                             3.00 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
December 31, 2002                              3.00 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
March 31, 2003                                 3.00 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
June 30, 2003                                  3.00 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
September 30, 2003                             3.00 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
December 31, 2003                              3.00 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
March 31, 2004                                 3.00 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
June 30, 2004                                  3.00 to 1.00
------------------------------------- ------------------------------
------------------------------------- ------------------------------
September 30, 2004                             3.00 to 1.00;
------------------------------------- ------------------------------

H. by deleting Subsection 7.1(b) and substituting in lieu thereof the following:

(b) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending as of any date set forth below to be less than the ratio set forth below opposite such date:

-------------------------------- ------------------------------------
                                              Consolidated
Date                                           Interest
                                            Coverage Ratio
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
December 31, 1998                         1.50 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
March 31, 1999                            1.50 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
June 30, 1999                             1.50 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
September 30, 1999                        1.40 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
December 31, 1999                         1.50 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
March 31, 2000                            1.75 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
June 30, 2000                             1.75 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
September 30, 2000                        2.00 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
December 31, 2000                         2.25 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
March 31, 2001                            2.50 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
June 30, 2001                             2.50 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
September 30, 2001                        2.75 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
December 31, 2001                         3.00 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
March 31, 2002                            3.25 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
June 30, 2002                             3.50 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
September 30, 2002                        3.75 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
December 31, 2002                         4.00 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
March 31, 2003                            4.00 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
June 30, 2003                             4.00 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
September 30, 2003                        4.00 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
December 31, 2003                         4.00 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
March 31, 2004                            4.00 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
June 30, 2004                             4.00 to 1.00
-------------------------------- ------------------------------------
-------------------------------- ------------------------------------
September 30, 2004                        4.00 to 1.00
-------------------------------- ------------------------------------

; provided, that for the purposes of determing the ratio described above for the fiscal quarters of the Borrower ending December 31, 1998, March 31, 1999 and June 30, 1999, Consolidated Interest Expense for the relevant period shall be deemed to equal Consolidated Interest Expense for such fiscal quarter (and, in the case of the latter two such determinations each previous fiscal quarter commencing after September 30, 1998) multiplied by 4, 2 and 4/3, respectively.;

I. by deleting Subsection 7.1(c) and substituting in lieu thereof the following:

(c) Consolidated Senior Leverage Ratio. (i) Permit the Consolidated Senior Leverage Ratio as of any date set forth below to exceed the ratio set forth below opposite such date:

---------------------------------------- ----------------------------------

                                           Consolidated
                                               Senior
Date                                       Leverage Ratio
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
December 31, 1998                                 4.50 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
March 31, 1999                                    4.50 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
June 30, 1999                                     4.50 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
September 30, 1999                                4.50 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
December 31, 1999                                 4.25 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
March 31, 2000                                    3.75 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
June 30, 2000                                     3.25 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
September 30, 2000                                2.75 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
December 31, 2000                                 2.50 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
March 31, 2001                                    2.25 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
June 30, 2001                                     2.00 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
September 30, 2001                                2.00 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
December 31, 2001                                 2.00 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
March 31, 2002                                    2.00 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
June 30, 2002                                     2.00 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
September 30, 2002                                2.00 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
December 31, 2002                                 2.00 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
March 31, 2003                                    2.00 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
June 30, 2003                                     2.00 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
September 30, 2003                                2.00 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
December 31, 2003                                 2.00 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
March 31, 2004                                    2.00 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
June 30, 2004                                     2.00 to 1.00
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
September 30, 2004                                2.00 to 1.00";
---------------------------------------- ----------------------------------

J. by deleting Subsection 7.1(d) and substituting in lieu thereof the following:

(d) Consolidated Net Worth. Permit the Consolidated Net Worth of the Borrower and its Subsidiaries to be less than the sum of (i) the difference between (x) $135,000,000 minus (y) the amount (in the aggregate for the following clauses
(A), (B) and (C), taken together, not to exceed $15,000,000) of (A) non-recurring transaction expenses incurred in connection with the consummation of the Acquisition, (B) related financing and restructuring charges and (C) writeoff of goodwill and licensing agreements, plus (ii) 75% of Consolidated Net Income of the Borrower and its Subsidiaries (to the extent a positive number) for each fiscal quarter completed after the Closing Date commencing with the fiscal quarter ending December 31, 1998, plus (iii) 75% of the Net Cash Proceeds of any offerings or issuances of Capital Stock of the Borrower or any of its Subsidiaries after the Closing Date, plus (iv) 75% of the increase in the Consolidated Net Worth of the Borrower and its Subsidiaries resulting from any conversion of the 1997 Convertible Subordinated Notes or any future convertible indebtedness of the Borrower and its Subsidiaries.; and

K. by adding a new Subsection 7.1(e) as follows:

(e) Consolidated EBITDA. Permit the Consolidated EBITDA of the Borrower and its Subsidiaries for any period of four consecutive fiscal quarters of the Borrower ending on any date set forth below to be less than the amount set forth below opposite such date:

---------------------------------------- ----------------------------------
                                                 Consolidated
Date                                               EBITDA
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
December 31, 1998                                 $140,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
March 31, 1999                                     115,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
June 30, 1999                                      100,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
September 30, 1999                                  95,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
December 31, 1999                                  100,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
March 31, 2000                                     115,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
June 30, 2000                                     125,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
September 30, 2000                                135,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
December 31, 2000                                 140,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
March 31, 2001                                    145,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
June 30, 2001                                     150,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
September 30, 2001                                150,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
December 31, 2001                                 150,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
March 31, 2002                                    150,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
June 30, 2002                                     150,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
September 30, 2002                                150,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
December 31, 2002                                 150,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
March 31, 2003                                    150,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
June 30, 2003                                     150,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
September 30, 2003                                150,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
December 31, 2003                                 150,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
March 31, 2004                                    150,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
June 30, 2004                                     150,000,000
---------------------------------------- ----------------------------------
---------------------------------------- ----------------------------------
September 30, 2004                                150,000,000
---------------------------------------- ----------------------------------

; provided that for purposes of calculating Consolidated EBITDA of the Borrower and its Subsidiaries for any such period of four consecutive fiscal quarters, the Consolidated EBITDA of any Person acquired by the Borrower or its Subsidiaries which upon such acquisition becomes a Consolidated Subsidiary or is merged into the Borrower or a Subsidiary (including, without limitation, Dawson and its Subsidiaries) during such period shall be included on a pro forma basis for such period of four full fiscal quarters (assuming the consummation of each such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period of four full fiscal quarters and assuming only such cost reductions as are related to such acquisition and are realizable on or before the date of calculation) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for such period (i) have been previously provided to the Administrative Agent and the Lenders and (ii) either (A) have been reported on without a qualification arising out of the scope of the audit (other than a "going concern" or like qualification or exception) by independent certified public accountants of nationally recognized standing or (B) have been found acceptable by the Administrative Agent.

Amendment to Subsection 7.2 (Limitation on Indebtedness). Subsection 7.2 is hereby amended by deleting clause (b)(ii) and substituting in lieu thereof the following:
(ii) Senior Subordinated Notes (x) in an aggregate principal amount not to exceed $300,000,000 (plus, in the case of Senior Subordinated Notes that are original issue discount notes, an amount equal to the amount of such discount, provided that the imputed interest represented thereby shall be in compliance with clause (iii) of the definition of the term "Senior Subordinated Notes" and with the following clause (y)) and (y) in the event that the aggregate principal amount of Senior Subordinated Notes exceeds $150,000,000, bearing interest at a rate per annum not in excess of 13%; provided that (A) the proceeds thereof are used to prepay the Put Facility or prepay Term Loans as provided in Section 2.10 (and Guarantee Obligations of the Borrower's Subsidiaries in connection with the foregoing as contemplated hereby) and (B) in the event that the aggregate principal amount of Senior Subordinated Notes equals or exceeds $125,000,000, the Interim Loan Agreement is amended (in form and substance satisfactory to the Administrative Agent) so that the covenants, events of default and remedies therein conform, in all material respects, to those in the Senior Subordinated Notes, and.

Amendment to Subsection 7.3 (Limitation on Liens). Subsection 7.3 is hereby amended by deleting subsection (g) and substituting in lieu thereof the following:

(g) Liens created pursuant to the Security Documents (including Liens securing the Put Facility until the Merger Date and Liens securing the Dawson 9-3/8% Notes on and after the Merger Date) and Liens on Cash Equivalents which are acquired in connection with the defeasance permitted by Section 7.10 of $1,406,000 of the Dawson 9-3/8% Notes;.

Amendment to Subsection 7.8 (Limitation on Capital Expenditures). Subsection 7.8 is hereby amended by deleting in its entirety the table set forth therein and substituting in lieu thereof the following table:

Fiscal Year Amount
1999 $30,000,000
2000 $30,000,000
2001 $35,000,000
2002 $45,000,000
2003 $55,000,000
2004 $65,000,000".

Amendment to Annexes I and II to Credit Agreement (Pricing Grids A and B). Each of Annex I and Annex II to the Credit Agreement is hereby amended by deleting therefrom each reference to the "Consolidated Leverage Ratio" and substituting in lieu of each such reference a reference to the "Pricing Ratio".

Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date (the "Effective Date") that (a) the Administrative Agent shall have received (i) this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Lenders, (ii) the attached Acknowledgment and Consent, executed and delivered by a duly authorized officer of each of the signatories thereto, (iii) such other corporate documents and resolutions as the Administrative Agent may request and (iv) payment of all fees required to be paid by the Borrower, as agreed upon by the Borrower and the Administrative Agent, and (b) an amendment to the Interim Loan Agreement (providing for modifications that conform, as applicable, to the modifications of the Credit Agreement set forth in this Amendment), in form and substance satisfactory to the Administrative Agent, shall have become effective in accordance with the terms thereof.

                                 Miscellaneous.

L. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that as of the Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and the representations and warranties made by the Borrower in or pursuant to the Credit Agreement or any Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

M. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the borrower that would require an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agents or the Lenders except as expressly stated herein. Except as expressly consented to hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

N. Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

O. Counterparts. This Amendment may be executed in any number of counterparts (including by telecopy) by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

P. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

KEY ENERGY SERVICES, INC. (formerly known as Key
Energy Group, Inc.)


By: /s/ Stephen E. McGregor
Title: Executive Vice President and Chief
       Financial Officer


PNC BANK, NATIONAL ASSOCIATION, as Administrative
Agent and as a Lender


By: /s/ Thomas A. Majeski
Title: Vice President

NORWEST BANK TEXAS, N.A.


By: /s/ Dale S. Gravelle
Title: Vice President

BANK POLSKA KASA OPIEKI S.A., PEKAO S.A. GROUP, NEW
YORK BRANCH


By: /s/ Hussein E. El-Tawil
Title: Vice President

BANK LEUMI, USA


By: /s/ Gloria Bucher
Title:  First Vice President

BOEING CAPITAL CORPORATION


By: /s/ James C. Hammersmith
Title: Senior Documentation Officer

THE CIT GROUP/EQUIPMENT FINANCING, INC.


By: /s/ Eric M. Moore
Title: Assistant Vice President

KZH HIGHLAND-2 LLC


By: /s/ Virginia Conway
Title:  Authorized Agent


KZH PAMCO LLC


By: /s/ Virginia Conway
Title: Authorized Agent

PAMCO CAYMAN LTD.

By: Highland Capital Management, L.P., as
     Collateral Manager


By: /s/ James Dandero
Title: President

ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

By: Pilgrim Investments, Inc. as its
     Investment Manager


By: /s/ Jason T. Groom
Title:  Assistant Vice President


PILGRIM PRIME RATE TRUST

By: Pilgrim Investments, Inc., as its
     Investment Manager


By: /s/ Jason T. Groom
Title:  Assistant Vice President

MERRILL LYNCH PRIME RATE PORTFOLIO

By: Merrill Lynch Asset Management, L.P., as
     Investment Advisor


By: /s/ Gilles Marchand
Title:  Authorized Signatory

MERRILL SENIOR FLOATING RATE FUND, INC.



By: /s/ Gilles Marchand
Title: Authorized Signatory

                           ACKNOWLEDGMENT AND CONSENT

Each of the undersigned corporations, as a guarantor under that certain Amended and Restated Master Guarantee and Collateral Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), made by each of such corporations in favor of the Collateral Agent, ackowledges the foregoing amendment and confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and the guarantee and all of the Collateral (as defined in the Guarantee) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) pursuant to the terms of the Guarantee. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Amendment to which this Acknowledgment and Consent is attached.


                                YALE E. KEY, INC.
                            KEY ENERGY DRILLING, INC.
                             WELLTECH EASTERN, INC.
                         ODESSA EXPLORATION INCORPORATED
                        KALKASKA OILFIELD SERVICES, INC.
                            WELL-CO OIL SERVICE, INC.
                           PATRICK WELL SERVICE, INC.
                            MOSLEY WELL SERVICE, INC.
                           RAM OIL WELL SERVICE, INC.
                           ROWLAND TRUCKING CO., INC.
                         LANDMARK FISHING & RENTAL, INC.
                            DUNBAR WELL SERVICE, INC.
                           FRONTIER WELL SERVICE, INC.
                            KEY ROCKY MOUNTAIN, INC.
                             KEY FOUR CORNERS, INC.
                                JETER SERVICE CO.
                            JETER WELL SERVICE, INC.
                           JETER TRANSPORTATION, INC.
                        INDUSTRIAL OILFIELD SUPPLY, INC.
                           BROOKS WELL SERVICING, INC.
                              UPDIKE BROTHERS, INC.
                        J.W. GIBSON WELL SERVICE COMPANY
                      KEY ENERGY SERVICES-SOUTH TEXAS, INC.
                     WATSON OILFIELD SERVICE & SUPPLY, INC.
                          WELLTECH MID-CONTINENT, INC.

                       DAWSON PRODUCTION MANAGEMENT, INC.
                       DAWSON PRODUCTION ACQUISITION CORP.
                         DAWSON PRODUCTION TAYLOR, INC.
                      KEY ENERGY SERVICES-CALIFORNIA, INC.


By: /s/ Stephen E. McGregor
Name: Stephen E. McGregor
Title: Vice President of each of the foregoing
        companies


DAWSON PRODUCTION PARTNERS, L.P.


By: DAWSON PRODUCTION MANAGEMENT, INC., Its
     sole general partner,


By:      /s/ Stephen E. McGregor
Name: Stephen E. McGregor
Title:  Vice President